UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2019 (January 8, 2019)

Emerson Electric Co.

(Exact name of registrant as specified in its charter)

Missouri	1-278	43-0259330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 West Florissant Avenue, St. Louis, Missouri 63136

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (314) 553-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 8, 2019, Emerson Electric Co. (the “Company”) entered into a pricing agreement (the “Pricing Agreement) dated January 8, 2019 (incorporating the Underwriting Agreement Standard Provisions dated January 8, 2019) with Deutsche Bank AG, London Branch, Barclays Bank PLC, Citigroup Global Markets Limited, J.P. Morgan Securities plc, BNP Paribas, HSBC Securities (USA) Inc., Merrill Lynch International and Wells Fargo Securities International Limited (together, the “Underwriters”), for whom Deutsche Bank AG, London Branch and Barclays Bank PLC are acting as representatives, in connection with the public offering of €500 million aggregate principal amount of the Company’s 1.250% Notes due 2025 (the “2025 Notes”) and €500 million aggregate principal amount of the Company’s 2.000% Notes due 2029 (the “2029 Notes” and, together with the 2025 Notes, the “Notes”). The 2025 Notes are being sold to the Underwriters at an issue price of 99.017% of the principal amount thereof, and the Underwriters offered the 2025 Notes to the public at a price of 99.367% of the principal amount thereof. The 2029 Notes are being sold to the Underwriters at an issue price of 98.661% of the principal amount thereof, and the Underwriters offered the 2029 Notes to the public at a price of 99.136% of the principal amount thereof. The closing of the transaction is subject to customary closing conditions and is expected to occur on January 15, 2019.

The Notes are being offered and sold pursuant to the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-221668), filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2017. The Company has filed with the SEC a prospectus supplement, dated January 8, 2019, together with the accompanying prospectus, dated November 20, 2017, related to the offering and sale of the Notes. This Current Report is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The Company expects the net proceeds from the sale of the Notes to be approximately €988.4 million (or approximately $1.127 billion) before deducting estimated expenses of the offering. The Company expects to use the net proceeds primarily to repay its commercial paper borrowings, and also for general corporate purposes. The Notes will be senior unsecured obligations and will rank equally with all of the Company’s existing and future unsecured and unsubordinated debt. Prior to maturity, the Company may redeem any or all of the Notes at any time at the redemption prices described in the Notes. The Notes will be issued in minimum denominations of €100,000 and integral multiples of €1,000 in excess thereof.

The Notes are expected to be issued on January 15, 2019 pursuant to an indenture dated as of December 10, 1998 (the “Original Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor to The Bank of New York Mellon (formerly known as The Bank of New York)), as trustee (the “Original Trustee”), as supplemented by a First Supplemental Indenture to be dated as of January 15, 2019 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”) among the Company, the Original Trustee and Wells Fargo Bank, National Association, as series trustee with respect to the Notes. Pursuant to an Agency Agreement to be dated as of January 15, 2019 (the “Agency Agreement”) relating to the Notes, the Company will appoint Elavon Financial Services DAC, UK Branch to act as paying agent for the Notes and U.S. Bank National Association to act as registrar and transfer agent for the Notes.

Wells Fargo Securities International Limited is an Underwriter in the offering and is an affiliate of the series trustee. Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, commercial banking, financial advisory, investment banking, lending and other commercial dealings in the ordinary course of their business with us or our affiliates, including participating as lenders under our backup credit facility.

The above description of the Underwriting Agreement Standard Provisions, the Pricing Agreement and the Notes is qualified in its entirety by reference to the Underwriting Agreement Standard Provisions, the Pricing Agreement, the Indenture and the forms of Notes, each of which is incorporated by reference into the Registration Statement. The Original Indenture was filed with the SEC as Exhibit 4(b) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1998. The Underwriting Agreement Standard Provisions, the Pricing Agreement, the form of the First Supplemental Indenture, the form of the Agency Agreement and the forms of the 2025 Notes and 2029 Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 1.2, Exhibit 4.1, Exhibit 4.2, Exhibit 4.3, and Exhibit 4.4, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement Standard Provisions dated January 8, 2019.

1.2	Pricing Agreement dated January 8, 2019 by and between Emerson Electric Co., Deutsche Bank AG, London Branch, Barclays Bank PLC, Citigroup Global Markets Limited, J.P. Morgan Securities plc, BNP Paribas, HSBC Securities (USA) Inc., Merrill Lynch International and Wells Fargo Securities International Limited (included in Exhibit 1.1).

4.1	Form of First Supplemental Indenture, to be dated as of January 15, 2019, by and between the Company, The Bank of New York Mellon Trust Company, N.A., as original trustee, and Wells Fargo Bank, National Association, as series trustee.

4.2	Form of Agency Agreement, to be dated as of January 15, 2019, by and among the Company, as issuer, Elavon Financial Services DAC, UK Branch, as paying agent, U.S. Bank National Association, as registrar and transfer agent, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 1.250% Notes due 2025 (included in Exhibit 4.1).

4.4	Form of 2.000% Notes due 2029 (included in Exhibit 4.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2019	EMERSON ELECTRIC CO.

	By:	/s/ John A. Sperino
John A. Sperino
Vice President and Assistant Secretary